EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com
3. Enter the 14-digit number located in the shaded box from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone or Internet.
Please detach at perforation before mailing.

PROXY	VAN KAMPEN LIFE INVESTMENT TRUST [ ]	PROXY
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [ 2010]
The undersigned holder of Common Shares of VAN KAMPEN LIFE INVESTMENT TRUST [                    ] hereby appoints [                               ] and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of [                                        ] on [                    2010], at [                    ] and at any and all adjournments thereof. This proxy is solicited on behalf of the Board of Trustees of VAN KAMPEN LIFE INVESTMENT TRUST
[                             ].                  ].
If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on reverse side and return promptly in enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	VKGVE_19944_061709

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the VAN KAMPEN LIFE INVESTMENT TRUST [          ]
Shareholder Meeting to Be Held on [           2010].
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/[          ]
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
Shareholders of record as of the close of business on [            2010] are entitled to vote at the special meeting or any adjournment thereof.
The Board of Trustees of Van Kampen Life Investment Trust [          ] (the “Board”) requests that you vote your shares by indicating voting instructions on the enclosed proxy card, dating and signing such proxy card and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or by recording your voting instructions by telephone or via the internet.
The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.
PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

1.
To approve an Agreement and Plan of Reorganization pursuant to which the assets and liabilities of Van Kampen Life Investment Trust [               ] will be transferred to Van Kampen V.I. [          ] and shareholders of Van Kampen Life Investment Trust [               ] would become shareholders of Van Kampen V.I. [          ] receiving shares of beneficial interest of Van Kampen V.I. [          ] with a value equal to the value of their holdings in Van Kampen Life Investment Trust [          ] and Van Kampen Life Investment Trust [          ] would be dissolved.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.
WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY
_19944_061709

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com
3. Enter the 14-digit number located in the shaded box from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone or Internet.
Please detach at perforation before mailing.

PROXY	UNIVERSAL INSTITUTIONAL FUNDS, INC. [ ]
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [ 2010]
The undersigned holder of Common Shares of UNIVERSAL INSTITUTIONAL FUNDS, INC. [                    ] hereby appoints [                               ] and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of [                                        ] on [                    2010], at [                    ] and at any and all adjournments thereof. This proxy is solicited on behalf of the Board of Trustees of UNIVERSAL INSTITUTIONAL FUNDS, INC.
[                              ].                   ].
If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on reverse side and return promptly in enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	VKGVE_19944_061709

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the UNIVERSAL INSTITUTIONAL
FUNDS, INC. [               ] Shareholder Meeting to Be Held on [           2010].
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/[          ]
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
Shareholders of record as of the close of business on [                2010] are entitled to vote at the special meeting or any adjournment thereof.
The Board of Trustees of Universal Institutional Funds, Inc. [               ] (the “Board”) requests that you vote your shares by indicating voting instructions on the enclosed proxy card, dating and signing such proxy card and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or by recording your voting instructions by telephone or via the internet.
The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.
PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

1.
To approve an Agreement and Plan of Reorganization pursuant to which the assets and liabilities of Universal Institutional Funds, Inc. [               ] will be transferred to Van Kampen V.I. [               ] and shareholders of Universal Institutional Funds, Inc. [               ] would become shareholders of Van Kampen V.I. [                ] receiving shares of beneficial interest of Van Kampen V.I. [               ] with a value equal to the value of their holdings in Universal Institutional Funds, Inc. [                ] and Universal Institutional Funds, Inc. [               ] would be dissolved.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.
WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY
_19944_061709

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com
3. Enter the 14-digit number located in the shaded box from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone or Internet.
Please detach at perforation before mailing.

PROXY	MORGAN STANLEY VARIABLE INVESTMENT SERIES [ ]	PROXY
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [ 2010]
The undersigned holder of Common Shares of MORGAN STANLEY VARIABLE INVESTMENT SERIES [                    ] hereby appoints [                               ] and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of [                                        ] on [                    2010], at [                              ] and at any and all adjournments thereof. This proxy is solicited on behalf of the Board of Trustees of MORGAN STANLEY VARIABLE INVESTMENT SERIES [                              ].                   ].
If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on reverse side and return promptly in enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	VKGVE_19944_061709

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the MORGAN STANLEY VARIABLE INVESTMENT
SERIES [                ] Shareholder Meeting to Be Held on [                2010].
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/[               ]
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
Shareholders of record as of the close of business on [               2010] are entitled to vote at the special meeting or any adjournment thereof.
The Board of Trustees of Morgan Stanley Variable Investment Series [               ] (the “Board”) requests that you vote your shares by indicating voting instructions on the enclosed proxy card, dating and signing such proxy card and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or by recording your voting instructions by telephone or via the internet.
The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.
PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

1.
To approve an Agreement and Plan of Reorganization pursuant to which the assets and liabilities of Morgan Stanley Variable Investment Series [               ] will be transferred to Van Kampen V.I. [               ] and shareholders of Morgan Stanley Variable Investment Series [               ] would become shareholders of Van Kampen V.I. [                ] receiving shares of beneficial interest of Van Kampen V.I. [               ] with a value equal to the value of their holdings in Morgan Stanley Variable Investment Series [               ] and Morgan Stanley Variable Investment Series [                ] would be dissolved.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.
WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY
_19944_061709

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com
3. Enter the 14-digit number located in the shaded box from your Proxy Card.
4. Follow the recorded or on-screen directions.
5. Do not mail your Proxy Card when you vote by phone or Internet.
Please detach at perforation before mailing.

PROXY	MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES [ ]
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [ 2010]
The undersigned holder of Common Shares of MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES [                    ] hereby appoints [                               ] and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at the offices of [                                        ] on [                    2010], at [                    ] and at any and all adjournments thereof. This proxy is solicited on behalf of the Board of Trustees of MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES [                              ].                   ].
If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on reverse side and return promptly in enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	VKGVE_19944_061709

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for the MORGAN STANLEY SELECT DIMENSIONS
INVESTMENT SERIES [               ] Shareholder Meeting to Be Held on [          2010].
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/[          ]
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
Shareholders of record as of the close of business on [               2010] are entitled to vote at the special meeting or any adjournment thereof.
The Board of Trustees of Morgan Stanley Select Dimensions Investment Series [               ] (the “Board”) requests that you vote your shares by indicating voting instructions on the enclosed proxy card, dating and signing such proxy card and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or by recording your voting instructions by telephone or via the internet.
The Board recommends that you cast your vote FOR the proposed Reorganization as described in the Prospectus/Proxy Statement.
PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

1.
To approve an Agreement and Plan of Reorganization pursuant to which the assets and liabilities of Morgan Stanley Select Dimensions Investment Series [               ] will be transferred to Van Kampen V.I. [               ] and shareholders of Morgan Stanley Select Dimensions Investment Series [               ] would become shareholders of Van Kampen V.I. [               ] receiving shares of beneficial interest of Van Kampen V.I. [               ] with a value equal to the value of their holdings in Morgan Stanley Select Dimensions Investment Series [               ] and Morgan Stanley Select Dimensions Investment Series [               ] would be dissolved.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.
WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY
_19944_061709